SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12


                           Trimble Navigation Limited
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                (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.
       (1) Title of each class of securities to which transaction  applies:  N/A
       (2) Aggregate number of securities to which transaction  applies: N/A
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
       (4) Proposed maximum aggregate value of transaction: N/A
       (5)    Total fee paid: N/A
[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid: N/A
       (2)    Form, Schedule, or Registration Statement No.: N/A
       (3)    Filing Party: N/A
       (4)    Date Filed: N/A

                           TRIMBLE NAVIGATION LIMITED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 2001

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trimble Navigation Limited (the "Company") will be held at the Westin Hotel in Santa Clara, located at 5101 Great America Parkway, Santa Clara, California 95054 in the Magnolia Room, on Thursday, May 10, 2001, at 1:00 p.m. local time, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To approve an increase of 450,000 shares in the number of shares of Common Stock reserved for issuance under the Company's 1993 Stock Option Plan from 5,925,000 shares to an aggregate of 6,375,000 shares.

3. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the current fiscal year ending December 28, 2001.

4. To act upon a proposed shareholder resolution (if it is properly presented at the Annual Meeting).

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 9, 2001, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. This year, you may also vote via the Internet or by telephone in accordance with the detailed instructions on your Proxy card. Any shareholder attending the meeting may vote in person even if such shareholder previously returned a Proxy.

                                For the Board of Directors
                                TRIMBLE NAVIGATION LIMITED

                                ROBERT S. COOPER
                                Chairman of the Board

Sunnyvale, California
April 5, 2001

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      IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU
      ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED OR VOTE VIA THE INTERNET OR BY TELEPHONE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

--------------------------------------------------------------------------------

                           TRIMBLE NAVIGATION LIMITED

                                 ---------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 10, 2001

     The enclosed Proxy is solicited on behalf of the Board of Directors of Trimble Navigation Limited, a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held at the Westin Hotel in Santa Clara, located at 5101 Great America Parkway, Santa Clara, California 95054 in the Magnolia Room, on Thursday, May 10, 2001, at 1:00 p.m. local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

     The Company's principal executive offices are located at 645 North Mary Avenue, Sunnyvale, California 94088. The telephone number at that address is
(408) 481-8000.

     These proxy solicitation materials were mailed on or about April 5, 2001, to all shareholders entitled to vote at the Annual Meeting. A copy of the Company's Annual Report and Letter to Shareholders for the last fiscal year ended December 29, 2000 accompanies this Proxy Statement but does not form any part of the proxy solicitation materials. A full copy of the Company's annual report on Form 10-K (including all exhibits thereto) as filed with the Securities and Exchange Commission ("SEC") for the fiscal year ended December 29, 2000, is available via the Internet at the SEC's EDGAR web site at http://www.sec.gov. In addition, a copy of the Company's annual report on Form 10-K as filed with the SEC is also available via the Internet at the Company's web site at http://www.trimble.com.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

     Shareholders of record at the close of business on March 9, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding 24,247,608 shares of common stock ("Common Stock").

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. In addition, every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder as of the Record Date, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. An automated system
administered   by  the  Company's   transfer  agent  tabulates  the  votes.
Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Annual Meeting and the presence or absence of a quorum. The required quorum is a majority of the shares outstanding on the Record Date. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Voting Via the Internet or By Telephone

     This year, instead of completing the enclosed proxy card and submitting it by mail, shareholders may vote by submitting proxies electronically either via the Internet or by telephone. Please note that there are separate arrangements for using the Internet and telephone depending on whether shares are registered in the Company's stock records directly in a shareholder's name or whether shares are held in the name of a brokerage firm or bank. Detailed electronic voting instructions can be found on the individual proxy card mailed to each shareholder.

     The  Internet  and  telephone  voting  procedures  have  been  designed  to authenticate each shareholder's identity, in order to allow individual shareholders to vote their shares and to confirm that their instructions have been properly recorded. Shareholders voting via the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that will be borne solely by the individual shareholder.

Solicitation of Proxies

     The entire cost of this proxy solicitation will be borne by the Company. The Company has retained the services of InvestorCom, Inc. to solicit proxies, for which general services the Company has agreed to pay $5,000. In addition, the Company will also reimburse certain out-of-pocket expenses in connection with such proxy solicitation. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

Deadline for Receipt of Shareholder Proposals for 2002 Annual Meeting

     Shareholders are entitled to present proposals for actions at forthcoming shareholder meetings of the Company if they comply with the requirements of the appropriate proxy rules and regulations promulgated by the Securities and Exchange Commission. Proposals of shareholders which are intended to be considered for inclusion in the Company's proxy statement and form of proxy related to the Company's 2002 Annual Meeting of Shareholders must be received by the Company at its principal executive offices (Attn: Corporate Secretary--Shareholder Proposals, Trimble Navigation Limited at 645 North Mary Avenue, Sunnyvale, California 94088) no later than December 5, 2001. Shareholders interested in submitting such a proposal are advised to retain knowledgeable legal counsel with regard to the detailed requirements of the applicable securities laws. The timely submission of a shareholder proposal to the Company does not guarantee that it will be included in the Company's applicable proxy statement.

     The Proxy card attached hereto and which is to be used in connection with the Company's current 2001 Annual Meeting grants the proxy holders discretionary authority to vote on any manner otherwise properly raised at such Annual Meeting. The Company presently intends to use a similar form of proxy card for its 2002 Annual Meeting of Shareholders. If the Company is not notified at its principal executive offices of a shareholder proposal at least 45 days prior to the one year anniversary of the mailing of this Proxy Statement, then the proxy holders for the Company's 2002 Annual Meeting of Shareholders will have the discretionary authority to vote against any such shareholder proposal if it is properly raised at such annual meeting, even though such shareholder proposal is not discussed in the Company's proxy statement related to that shareholder meeting.

                          ITEM I--ELECTION OF DIRECTORS

Nominees

     A board of six directors is to be elected at the Annual Meeting. The Board of Directors of the Company has authorized the nomination at the Annual Meeting of the persons named below as candidates.

     The names of the nominees and certain information about them are set forth below:

                                                                                                                 Director
           Name of Nominee                Age                       Principal Occupation                           Since
-------------------------------------   ------- -------------------------------------------------------------   ----------
Steven W. Berglund                        49     President and Chief Executive Officer of the Company              1999
Robert S. Cooper                          69     President, Chief Executive Officer and Chairman of the            1989
                                                      Board of Directors of Atlantic Aerospace Electronic
                                                      Corporation, Chairman of the Board of Directors of
                                                      the Company
John B. Goodrich                          59     Member of the law firm of Wilson Sonsini Goodrich &               1981
                                                      Rosati, P.C., legal counsel to the Company
William Hart                              60     General Partner, Technology Partners                              1984
Ulf J. Johansson                          55     Chairman and Founder of Europolitan Holdings AB                   1999
Bradford W. Parkinson                     66     Professor at Stanford University and current consultant           1984
                                                      to the Company

     Steven W. Berglund joined the Company as President and Chief Executive Officer in March 1999. Mr. Berglund was elected to the Company's Board of Directors at the Annual Meeting of Shareholders held in June of 1999. Mr. Berglund has a diverse background with experience in engineering, manufacturing, finance, and global operations. Prior to joining the Company, Mr. Berglund was President of Spectra Precision, Inc. which had global revenue of approximately $200 million and develops and manufactures surveying instruments, laser based construction alignment instruments, and construction machine control systems. Spectra Precision was a subsidiary of Spectra-Physics AB. During his fourteen years with Spectra-Physics, which was an early Silicon Valley pioneer in the development of laser systems, Mr. Berglund held a variety of positions that included four years based in Europe. Prior to Spectra-Physics, Mr. Berglund spent a number of years in the early 1980's at Varian Associates in Palo Alto, California where he held a number of planning and manufacturing roles. Varian is a technology company specializing in microwave communications, semiconductor manufacturing equipment, analytical instruments, and medical diagnostic equipment. Mr. Berglund began his career as a process engineer at Eastman Kodak in Rochester, New York. Mr. Berglund attended the University of Oslo and the University of Minnesota where he received a B.S. degree in Chemical Engineering in 1974 and received his M.B.A. from the University of Rochester in 1977.

     Robert S. Cooper was appointed Chairman of the Company's Board of Directors in August 1998. Dr. Cooper has served as a director of the Company since April 1989. Since 1985, Dr. Cooper has been President, Chief Executive Officer, and Chairman of the Board of Directors of Atlantic Aerospace Electronics Corporation, an aerospace company. Dr. Cooper also serves on the board of directors of BAE Systems North America. From 1981 to 1985, he was Assistant Secretary of Defense for Research and Technology and simultaneously held the position of Director for the Defense Advanced Research Projects Agency (DARPA). Dr. Cooper received a B.S. degree in Electrical Engineering from State University of Iowa in 1954, a M.S. degree in Electrical Engineering from Ohio State University in 1958, and a Doctor of Science in Electrical Engineering from the Massachusetts Institute of Technology in 1963.

     John B. Goodrich has served as a director of the Company since January 1981. Mr. Goodrich is a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, a law firm based in Palo Alto, California. This law firm has served as primary outside legal counsel to the Company. Mr. Goodrich received a B.A. degree from Stanford University in 1963, a J.D. from the University of Southern California in 1966, and a L.L.M. in Taxation from New York University in 1970.

     William Hart has served as a director of the Company since December 1984. Mr. Hart has been a venture capitalist in the area of information technology for 21 years. He is the founder of Technology Partners, a venture capital management firm based in Palo Alto, California. Before founding Technology Partners in 1980, Mr. Hart was a senior officer and director of Cresap, McCormick and Paget, management consultants. He previously held positions in field marketing and manufacturing planning with IBM Corporation. Mr. Hart has served on the boards of directors of numerous public and privately held technology companies. Mr. Hart received a Bachelor of Management Engineering degree from Rensselaer Polytechnic Institute in 1965 and a M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College in 1967.

     Ulf J. Johansson has served as a director of the Company since December 1999. Dr. Johansson is a Swedish national with a distinguished career in communications technology. He is a founder and Chairman of Europolitan Holdings AB, a GSM mobile telephone operator in Sweden. Dr. Johansson currently serves as Chairman of Frontec AB, an eBusiness consulting company, Zodiak Venture AB, a venture fund focused on information technology, and the University Board of Royal Institute of Technology in Stockholm. Dr. Johansson also currently serves on the board of directors of Novo Nordisk A/S, a Danish pharmaceutical/life science company, and Trio AB as well as several privately held companies. Dr. Johansson formerly served as President and Chief Executive Officer of Spectra-Physics, and Executive Vice President at Ericsson Radio Systems AB. Dr. Johansson received a Master of Science in Electrical Engineering, and a Doctor of Technology (Communication Theory) from the Royal Institute of Technology in Sweden.

     Bradford W. Parkinson has served as a director of the Company since 1984, and as a consultant to the Company since 1982. Dr. Parkinson served as the Company's President and Chief Executive Officer from August 1998 through March 1999. From 1980 to 1984 he was Group Vice President and General Manager for Intermetrics, Inc. where he directed five divisions. He also served as President of Intermetrics' industrial subsidiary, PlantStar. In 1979, Dr. Parkinson served as Group Vice President for Rockwell International directing business development and advanced engineering. Currently, Dr. Parkinson is the Edward C. Wells Endowed Chair professor at Stanford University and has been a Professor of Aeronautics and Astronautics at Stanford University since 1984. Dr. Parkinson has also directed the Gravity Probe-B spacecraft development project at Stanford University, sponsored by NASA, which is the largest program delegated by NASA to a university and has been program manager for several Federal Aviation Administration sponsored research projects on the use of Global Positioning Systems for navigation. Dr. Parkinson was on leave of absence from Stanford University while serving as Trimble's President and Chief Executive Officer. Dr. Parkinson received a B.S. degree from the U.S. Naval Academy in 1957, a M.S. degree in Aeronautics/Astronautics Engineering from Massachusetts Institute of Technology in 1961 and a Ph.D. in Astronautics Engineering from Stanford University in 1966.

Vote Required

     The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

     Unless otherwise directed, the proxy holders will vote the proxies received by them for the six nominees named above. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed above as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Recommendation of the Board of Directors

     The Board of Directors recommends that shareholders vote FOR the election of the above-named directors to the Board of Directors of the Company.

Board Meetings and Committees

     The Board of Directors held 12 meetings during the fiscal year ended December 29, 2000. No director attended fewer than 75% of the aggregate of all the meetings of the Board of Directors and the meetings of the committees, if any, upon which such director also served.

     The Board of Directors has a standing Audit Committee. The members of the Audit Committee are directors Hart, Johansson and Parkinson and director Johansson currently serves as the committee chairman. The Company believes that at least two of the three members are independent directors as defined in Rule 4200(a)(14) of the listing standards of the National Association of the Securities Dealers. The Audit Committee held five meetings during fiscal year 2000. The purpose of the Audit Committee is to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information as the committee may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention.

     Dr. Parkinson, who currently serves on the Company's Audit Committee, served as the Company's interim President and Chief Executive Officer beginning in August 1998 through March 1999 and remains as a consultant to the Company. The Board of Directors has determined that Dr. Parkinson's membership on the Audit Committee is currently required in the best interests of the Company and its shareholders due to his unique background, skills and overall experience with the Company in accordance with Rule 4350(d)(2)(B) of the listing standards of the National Association of the Securities Dealers.

     The Board of Directors has a standing Compensation Committee. The current members of the Compensation Committee are directors Cooper, Goodrich and Hart and director Goodrich currently serves as the committee chairman. Such Compensation Committee held two meetings during fiscal year 2000. The purpose of the Compensation Committee is to review and make recommendations to the full Board of Directors with respect to all forms of compensation to be paid or provided to the Company's executive officers.

     In 1998, the Board of Directors formed a standing Nominating Committee for the purpose of evaluating the size and composition of the Board of Directors as well as considering potential additional candidates to serve as members of the Board of Directors. The current members of the Nominating Committee are directors Berglund, Cooper and Goodrich and director Cooper serves as the committee chairman. The Nominating Committee held a number of various informal meetings during fiscal year 2000. The Nominating Committee will consider nominees proposed by shareholders of the Company. Any shareholder who wishes to recommend a suitably qualified prospective nominee for the Company's Board of Directors should do so in writing by providing such candidate's name, qualifications (including a resume, if available) and appropriate contact information to the Company at its principal executive offices, Attn: Corporate Secretary--Nominating Committee, Trimble Navigation Limited at 645 North Mary Avenue, Sunnyvale, California 94088.

Compensation Committee Report

     The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers of the Company. The Committee believes that the compensation of the Chief Executive Officer should be primarily influenced by the overall financial performance of the Company.

     The Committee believes that the compensation of the Chief Executive Officer should be established within a range of compensation for similarly situated chief executive officers of comparable companies in the high technology and related industries in the Standard & Poor's High Technology Composite Index ("peer companies") and their performance according to data obtained by the Committee from independent outside consultants and publicly available data, such as proxy data from peer companies as adjusted by the Committee's consideration of the particular factors influencing the Company's performance and current situation. A portion of the Chief Executive Officer's compensation package is established as base salary and the balance is variable and consists of an annual cash bonus and/or stock option grants.

     Within these established ranges and guidelines, and taking into account the Company's historical performance compared to peer companies, the Committee and Board of Directors also carefully considered the risks and challenges facing the Company in offering a complete compensation package in recruiting Mr. Berglund to serve as the Company's new President and Chief Executive Officer as well as the individual qualifications and skills that Mr. Berglund possesses. Based on these considerations, the Committee and Board of Directors approved a base annual salary of $400,000 for Mr. Berglund beginning in March 1999. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

     The Committee carefully reviewed and considered its cash bonus program for fiscal year 2000 for senior executives of the Company. Such program provided for an annual cash bonus, a portion of which is paid quarterly, based upon a maximum eligible percentage of each executive's base salary within a range of target incentives as reported by professional compensation surveys. The percentage for each executive was then adjusted by factoring in an evaluation of such individual's performance. The total size of the Company's bonus pool for all employees, including executives, was determined with respect to the Company's performance in meeting certain goals for both revenue and income for fiscal year 2000. For fiscal year 2000 the total bonus pool for all employees, including executives, was approximately $1.6 million. In connection with Dr. Parkinson serving as the Company's interim President and Chief Executive Officer during the first quarter of fiscal year 1999, in January 2000 the Board of Directors approved a special bonus to Dr. Parkinson of approximately 50% of the base salary paid to him for such time period. Pursuant to the terms of his employment agreement, Mr. Berglund is eligible for a cash bonus of up to 50% of his base salary for fiscal year 2000 and he was guaranteed this bonus amount on a pro rata basis for fiscal year 1999. In 2000, Mr. Berglund was paid a bonus of $154,500 for meeting the goals set forth in his offer letter for the prior fiscal year 1999. The Committee and the Board of Directors have not yet approved a bonus for Mr. Berglund for fiscal year 2000.

     Based on the Board of Directors' and the Committee's evaluation of the new Chief Executive Officer's ability to influence the long-term growth and profitability of the Company, the Board of Directors determined that Mr. Berglund should receive an option grant to purchase 400,000 shares of the Company's Common Stock upon his starting with the Company in March 1999. Such options have an exercise price equal to the then current fair market value at the date of grant, vest ratably over the five years and have partial acceleration provisions in certain change of control situations.

     The Committee also adopted similar policies with respect to the overall compensation of other senior executive officers of the Company. A portion of each compensation package was established as base salary and the balance is variable and consists of an annual cash bonus and stock option grants. Using salary survey data supplied by outside consultants and other publicly available data, such as proxy data from peer companies, the Committee established base salaries for each senior executive within a range of salaries of similarly situated executive officers at comparable companies. In addition, these base salaries of senior executive officers were then adjusted by the Committee taking into consideration factors such as the relative performance of the Company, the performance of the business unit for which the senior executive is responsible and the individual's past performance and future potential.

     The size of option grants, if any, to other senior executive officers was determined by the Committee's evaluation of each executive's ability to influence the Company's long-term growth and profitability. The Company also has a metric measurement system in place with respect to option grants made to all new employees under the Company's option plans in order to ensure consistency among grants and competitiveness in the marketplace. Generally, these options are granted at the then current market price and because the value of an option bears a direct relationship to the Company's stock price, it is an incentive for managers to create value for shareholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.

     During fiscal year 2000 the Compensation Committee and the Board of Directors reviewed all employees and executive officers of the Company as part of a single worldwide program. The purpose of this single review plan is to provide a common, annual review date for all levels of managers to review all employees of the Company. All executive officers, including the Chief Executive Officer, will be reviewed by the Compensation Committee at the same time. The annual review period for this new plan was established as the month of April; however, due to various factors facing the Company including potential short-term economic uncertainty in the marketplace, the annual review process and merit awards have been postponed for at least three months for fiscal year 2001.

     Under the new review plan, the total compensation of all employees of the Company, including executive officers, will be reviewed annually in accordance with the same common criteria. Base salary guidelines have been established and will be revised periodically based upon market conditions, the economic climate and the Company's financial position. Merit increases, if any, for all employees of the Company, including executive officers, will be based upon the following criteria: the individual employee's performance for the year as judged against his/her job goals and responsibilities, the individual employee's salary and performance as compared to other employees in the same or similar department, the individual employee's position in the salary grade, the employee's salary relative to market data for the position and the Company's fiscal budget and any associated restrictions.

 Robert S. Cooper, Member  John B. Goodrich, Chairman     William Hart, Member
 Compensation Committee      Compensation Committee       Compensation Committee

 Steven W. Berglund,            Ulf J. Johansson,         Bradford W. Parkinson,
 Board of Directors            Board of Directors         Board of Directors


Compensation Committee Interlocks and Insider Participation

     Robert S. Cooper, John B. Goodrich and William Hart served as the members of the Company's Compensation Committee during the 2000 fiscal year. In August 1998, Dr. Cooper was appointed to serve as the Company's Chairman of the Board of Directors and became an employee of the Company through August 1999 pursuant to an agreement approved by a majority of the disinterested members of the Board of Directors. In

December 1998, Mr. Goodrich was appointed to serve as the Company's corporate secretary; however; he is not, and has never been an employee of the Company. In addition, Mr. Goodrich is a member of the law firm of Wilson Sonsini Goodrich & Rosati, P.C., which was retained by the Company during the past fiscal year as general primary outside legal counsel and which the Company currently retains. Mr. Hart is not, and has never been, an employee or officer of the Company. See "Compensation of Directors," "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Certain Relationships and Related Transactions."

Compensation of Directors

     Cash Compensation. In order to help attract additional new outside candidates to serve on the Company's Board of Directors, the Board of Directors carefully considered and adopted a cash compensation policy effective January 2, 1999. Under this cash compensation plan, all non-employee directors receive an annual cash retainer of $15,000 to be paid quarterly in addition to a fee of $1,500 for each board meeting attended in person and $375 for each board meeting attended via telephone conference. Members of designated committees of the Board of Directors receive $750 per meeting which is not held on the same day as a meeting of the full Board of Directors. Non-employee directors are also reimbursed for travel, including a per diem for international travel, and other necessary business expenses incurred in the performance of their services as directors of the Company.

     1990 Director Stock Option Plan. The Company's 1990 Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors on December 19, 1990 and approved by the shareholders on April 24, 1991. An aggregate of 380,000 shares of the Company's Common Stock has been previously reserved for grants issuable pursuant to the Director Plan ("Director Options"). The Director Plan provides for the annual granting of nonstatutory stock options to each non-employee director of the Company (the "Outside Directors"). Pursuant to the terms of the Director Plan, new Outside Directors are granted a one-time option to purchase 15,000 shares of the Company's Common Stock upon initially joining the Board of Directors. Thereafter, each year, each Outside Director receives an additional option grant to purchase 5,000 shares if re-elected at the annual meeting of shareholders. All such Director Options have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, vest over three years, and have a ten year term of exercise. In addition, all such grants are automatic and are not subject to the discretion of any person upon the re-election of each such Outside Director.

     At the Record Date, options to purchase an aggregate of 173,333 shares, having an average exercise price of $17.5691 per share and expiring from April 2002 to May 2010 were outstanding and 85,416 shares remained available for future grant under the Director Plan. During the fiscal year ended December 29, 2000, directors Cooper, Goodrich, Hart and Parkinson were each granted Director Options to purchase 5,000 shares of the Company's Common Stock at an exercise price of $34.125 per share. Director Johansson was granted a Director Option to purchase 15,000 shares of the Company's Common Stock at an exercise price of $19.3125 under the Director Plan upon joining the Board of Directors at the end of 1999.

     Other Arrangements. Dr. Parkinson has served as a consultant to the Company since 1982. He currently receives $6,000 per month for such consulting services that he provides to the Company.

     In the past, Dr. Parkinson and Dr. Cooper were also directly employed by the Company in connection with serving as the Company's President and Chief Executive Officer and Chairman of the Board, respectively, and in providing transitional services to the Company through August 1999. As part of such agreements, each also entered into certain standby consulting agreements with the Company. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Compensation Committee Report." Dr. Cooper has continued as the Company's Chairman of the Board of Directors since that time but has not received any special compensation for such services.

     In June 2000, the Company entered into an agreement for professional services with Bjursund Invest AB, a company which is wholly-owned by Ulf J. Johansson. Pursuant to the terms of this agreement, Mr. Johansson will provide certain consulting and advisory services to the Company in Sweden and Europe in addition to his serving on the Company's Board of Directors. The Company will pay $4,000 per day for such services with an annual guaranteed minimum payment of $24,000 together with expenses invoiced at cost, but in no event will payments during any one year exceed $60,000. Such agreement has a one-year term and is subject to automatic renewals in one-year extensions unless previously terminated with one month advance notice. The Company paid a total of $28,000 under this agreement for services rendered during fiscal year 2000.

Audit Committee Report

     The Audit Committee of the Board of Directors is comprised of the three Directors named below, none of whom are officers or employees of the Company; however, Dr. Parkinson previously served as the Company's interim President and Chief Executive Officer beginning in August 1998 through March 1999 and remains as a consultant to the Company. The Audit Committee believes that at least two of its three members are independent directors as defined by applicable Nasdaq National Market rules and listing standards. The Audit Committee has adopted a written charter which has been approved by the Board of Directors and which is attached as an appendix to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Company's financial statements and financial reporting process with the Company's management, which has the primary responsibility for the financial statements and financial reporting processes, including the system of internal controls. Ernst & Young LLP, the Company's current independent auditors are responsible for performing an independent audit of the consolidated financial statements of the Company and for expressing an opinion on the conformity of those financial statements with generally accept accounting principals. The Audit Committee reviews and monitors these processes and receives reports from Ernst & Young and Company management. The Audit Committee also discussed with Ernst & Young the overall scope and plans of their audits, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting processes.

     The Audit Committee has discussed with Ernst & Young those matters required to be discussed by Statement of Auditing Standards No. 61 ("Communication With Audit Committees"). Ernst & Young has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committee"), and has also discussed with Ernst & Young that firm's independence from management and the Company. The Audit Committee has also considered whether Ernst & Young's provision of non-audit services (such as internal audit assistance, tax-related services and due diligence procedures, services and advice related to mergers and acquisitions) to the Company and its affiliates is compatible with maintaining the independence of Ernst & Young with respect to the Company and its management.

     Based upon the reviews, discussions and considerations referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2000, and that Ernst & Young LLP be appointed as the independent auditors for the Company for fiscal year 2001. The foregoing report is provided by the following members of the Company's Board of Directors, who constitute the Audit Committee:

William Hart, Member  Ulf J. Johansson, Chairman   Bradford W. Parkinson, Member
   Audit Committee          Audit Committee                Audit Committee

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the shares of Company's Common Stock beneficially owned as of the Record Date (unless otherwise noted below) by: (i) all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company (including nominees), (iii) the executive officers of the Company named in the Summary Compensation Table contained in "COMPENSATION OF EXECUTIVE OFFICERS", and (iv) all directors and executive officers of the Company, as a group:

                                                                                                          Shares
                                                                                                  Beneficially Owned (2)
                                                                                              -------------------------------
     5% Shareholders, Directors and Nominees, and Executive Officers (1)                           Number         Percent (%)
----------------------------------------------------------------------------------------      ----------------  -------------
Capital Research and Management Company and
SMALLCAP World Fund, Inc. (3)...........................................................          2,663,300          10.98
     333 South Hope Street
     Los Angeles, California  90071

Steven W. Berglund (4)..................................................................            169,177            *
Robert S. Cooper (5)....................................................................            132,722            *
John B. Goodrich (6)....................................................................             28,055            *
William Hart (7)........................................................................             84,264            *
Ulf J. Johansson (8)....................................................................              6,667            *
Bradford W. Parkinson (9)...............................................................             59,175            *
David M. Hall (10)......................................................................             85,008            *
Patrick J. Hehir (11)...................................................................             38,845            *
Ronald C. Hyatt (12)....................................................................            268,874           1.10
Dennis L. Workman (13)..................................................................             17,311            *
All Directors and Executive Officers, as a group
     (18 persons) (5)-(14)..............................................................          1,044,227           4.18

------------------
*     Indicates less than 1%
(1) Except as otherwise noted in the table, the business address of each of the persons named in this table is: c/o Trimble Navigation Limited, 645 North Mary Avenue, Sunnyvale, California 94088.
(2) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them.
(3) The information presented with respect to Capital Research and Management Company ("CRMC") and SMALLCAP World Fund, Inc. ("SWFI") is as reported pursuant to Amendment No. 3 to a Schedule 13G as jointly filed with the Securities and Exchange Commission on February 12, 2001 by CRMC and SWFI. As reported on such joint Schedule 13G, CRMC is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and was deemed to be the beneficial owner of all 2,663,300 shares as of the filing date due to its sole dispositive power over such shares and as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. CRMC disclaims beneficial ownership of all such shares pursuant to Rule 13d-4 of the Exchange Act of 1934, as amended. SWFI is an investment company registered under the Investment Company Act of 1940, which is advised by CRMC, was the beneficial owner of 1,500,000 shares as of the filing date due to its sole voting power over such shares; however, all such shares beneficially owned by SWFI are included within the shares shown for CRMC.
(4) Includes 166,667 shares subject to stock options exercisable within 60 days of the Record.
(5) Includes 99,722 shares subject to stock options exercisable within 60 days of the Record Date.
(6) Includes 28,055 shares subject to stock options exercisable within 60 days of the Record Date.
(7) Includes 39,722 shares subject to stock options exercisable within 60 days of the Record Date.
(8) Includes 6,667 shares subject to stock options exercisable within 60 days of the Record Date.
(9) Includes 3 shares held by Dr. Parkinson's spouse, 2,515 shares held in a charitable remainder trust and 53,322 shares subject to stock options exercisable within 60 days of the Record Date.
(10) Includes 75,863 shares subject to stock options exercisable within 60 days of the Record Date.
(11) Includes 38,333 shares subject to stock options exercisable within 60 days of the Record Date. Mr. Hehir is no longer an executive officer of the Company, effective as of February 12, 2001.
(12) Includes 147,501 shares subject to stock options exercisable within 60 days of the Record Date.
(13) Includes 16,457 shares subject to stock options exercisable within 60 days of the Record Date.
(14) Includes 746,294 shares subject to stock options exercisable within 60 days of the Record Date.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation, including bonuses, for each of the Company's last three fiscal years ending December 29, 2000 paid to
(i) all persons who served as the Company's Chief Executive Officer during last completed fiscal year, and (ii) the four other most highly compensated executive officers of the Company serving at the end of the last completed fiscal year:

                           Summary Compensation Table

                                                                                             Long-term
                                                            Annual Compensation(1)        Compensation(2)
                                                           -----------------------------  -------------------
                                                                                              Securities          All Other
                                                             Salary          Bonus        Underlying Options     Compensation
Name and Principal Position                      Year         ($)             ($)               (#)               (3) ($)
---------------------------------------------   ------     ------------  --------------  ---------------------  --------------
Steven W. Berglund (4)                           2000       400,000       154,500 (5)               -           101,192 (6)
    President and Chief Executive Officer        1999       320,000             0             400,000 (7)       137,016 (8)
                                                 1998             -             -                   -                 -

Ronald C. Hyatt                                  2000       260,637       102,264 (9)           5,000             1,200
    Senior Vice President and General            1999       250,000             0                   0             1,200
    Manager, Agriculture Division                1998       139,399             0              90,000             1,200

David M. Hall                                    2000       248,257       103,889 (10)         30,000             9,452 (11)
    Senior Vice President, Marketing             1999       268,404             0              60,000             9,273 (12)
    and Business Development                     1998       213,858         7,928                   0             7,700 (13)

Patrick J. Hehir (14)                            2000       205,119        41,100 (15)         10,000             8,418 (16)
    Senior Vice President and                    1999       176,927        57,500 (17)        100,000 (18)       16,574 (19)
    Chief Manufacturing Officer                  1998             -             -                   -                 -

Dennis L. Workman                                2000       197,359        62,402 (20)         10,000             1,200
    Vice President and General Manager,          1999       175,934             0              20,000             1,200
    Component Technologies Division              1998       143,366        21,003              10,000             1,200
------------------------------------

(1) Compensation deferred at the election of executive is included in the category and in the year earned.
(2) The Company has not issued stock appreciation rights or restricted stock awards. The Company has no "long-term incentive plan" as the term is defined in the applicable rules.
(3) Includes amounts contributed by the Company pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended, for the periods in which they accrued. All full-time employees are eligible to participate in the Company's 401(k) plan.
(4) Mr. Berglund has served as the Company's President and Chief Executive Officer since March 1999.
(5) Represents a performance bonus earned for 1999 which was paid to Mr. Berglund during the 2000 year.
(6) Includes $99,800 as the portion of a loan, including related accrued interest, that was forgiven by the Company during the year. The loan was originally made in connection with hiring Mr. Berglund for the purpose of assisting him with relocating to California and obtaining a primary residence. See "Certain Relationships and Related Transactions". Also includes $1,392 paid by the Company for fitness center dues provided to Mr. Berglund.
(7) Mr. Berglund received a one-time grant of an option to purchase 400,000 shares in connection with being hired as the Company's President and Chief Executive Officer.
(8) Includes $42,333 as the portion of a loan, including related accrued interest, that was forgiven by the Company during the year and $93,479 of relocation costs paid by the Company in connection with the hiring of Mr. Berglund. The loan was originally made in connection with hiring Mr. Berglund for the purpose of assisting him with relocating to California and obtaining a primary residence. See "Certain Relationships and Related Transactions". Also includes $1,204 paid by the Company for fitness center dues provided to Mr. Berglund.
(9) Includes $83,960 as a performance bonus earned for 1999 which was paid to Mr. Hyatt during the 2000 year.
(10) Includes $83,484 as a performance bonus earned for 1999 which was paid to Mr. Hall during the 2000 year.
(11) Includes $6,500 paid to Mr. Hall as an auto allowance and $1,752 paid by the Company for fitness center dues provided to Mr. Hall.
(12) Includes $6,500 paid to Mr. Hall as an auto allowance and $1,573 paid by the Company for fitness center dues provided to Mr. Hall.
(13)  Includes $6,500 paid to Mr. Hall as an auto allowance.

(14) Mr. Hehir is no longer an executive officer of the Company, effective as of February 12, 2001.
(15) Includes $14,717 as an additional bonus paid by the Company to Mr. Hehir, which was used to offset the interest costs associated with a loan previously made by him to the Company.
(16) Includes $6,000 paid to Mr. Hehir as an auto allowance and $2,418 paid by the Company for fitness center dues provided to Mr. Hehir.
(17) Includes $25,000, representing a one-time sign-on bonus, and a $10,000 relocation bonus in connection with being hired as the Company's Chief Manufacturing Officer.
(18) Mr. Hehir received a one-time grant of an option to purchase 100,000 shares in connection with being hired as the Company's Chief Manufacturing Officer.
(19) Includes $11,267 of relocation costs paid by the Company in connection with hiring Mr. Hehir and an auto allowance and $5,308 paid to Mr. Hehir as an auto allowance.
(20) Includes $47,488 as a performance bonus earned for 1999 which was paid to Mr. Workman during the 2000 year.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 2000 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it and on written representations from its officers and directors and certain other reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 29, 2000, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with on a timely basis.

     The following table sets forth the number and terms of options granted to the persons named in the Summary Compensation Table during the fiscal year ended December 29, 2000:

                        Option Grants in Last Fiscal Year


                                         Individual Grants
--------------------------------------------------------------------------------------------      Potential Realizable
                                  Number of       % of Total                                        Value at Assumed
                                  Securities        Options                                       Annual Rates of Stock
                                  Underlying      Granted to                                        Price Appreciation
                                   Options        Employees in    Exercise      Expiration          for Option Term (4)
                                   Granted        Fiscal Year      Price           Date          -------------------------
               Name                  (#)              (1)        ($/Share)(2)       (3)            5% ($)        10% ($)
-----------------------------   --------------  ---------------- ---------------  ------------   -------------------------
Steven W. Berglund...........             0               -                -            -                 -            -

Ronald C. Hyatt..............         5,000             0.36            41.125       8/25/10        129,338      327,766

David M. Hall................        20,000             1.45            19.500       4/19/10        245,310      621,660
                                     10,000             0.73            41.125       8/25/10        258,676      655,533

Patrick J. Hehir.............        10,000             0.73            41.125       8/25/10        258,676      655,533

Dennis L. Workman............        10,000             0.73            41.125       8/25/10        258,676      655,533

--------------------------

(1) The Company granted options to purchase an aggregate of 1,378,900 shares of the Company's Common Stock to employees, consultants and non-employee directors during fiscal year 2000 pursuant to the Company's 1993 Stock Option Plan and the 1990 Director Stock Option Plan.

(2) All options presented in this table were granted at an exercise price equal to the then fair market value of a share of the Company's Common Stock on the date of grant, as quoted on the Nasdaq National Market System.

(3) All options presented in this table may terminate before the stated expiration upon the termination of optionee's status as an employee, consultant or director, including upon the optionee's death or disability.

(4) The assumed 5% and 10% compound rates of annual stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. All grants made to persons serving as employees and directors of the Company listed in the table have a ten-year term of exercise which, assuming the specified rates of annual compounding, results in total appreciation of 62.9% (at 5% per year) and 159.4% (at 10% per year).


     The following table provides information on option exercises by the persons named in the Summary Compensation Table during the fiscal year ended December 29, 2000:

                           Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                                       Number of Securities
                                                                      Underlying Unexercised         Value of Unexercised
                                       Shares                              Options at               In-the-Money Options
                                     Acquired on                       Fiscal Year-End (#)         at Fiscal Year-End ($)(1)
                                      Exercise     Value Realized  ---------------------------- ------------------------------
               Name                      (#)            ($)        Exercisable   Unexercisable    Exercisable   Unexercisable
-------------------------------     ------------- --------------- ----------------------------  ------------------------------
Steven W. Berglund.............            -                -         140,000       260,000      2,240,000        4,160,000

Ronald C. Hyatt................            -                -         131,667        43,333      1,860,235          551,948

David M. Hall..................            -                -          64,627        85,373        623,825          721,175

Patrick J. Hehir...............        5,000          147,750          30,000        75,000        468,750        1,015,625

Dennis L. Workman..............       10,000          241,426          12,500        35,000        130,010          288,866

------------------------

(1) Represents the market value of the Common Stock underlying the options at fiscal year end, less the exercise price of "in-the-money" options. The closing price of the Company's Common Stock on December 29, 2000 as quoted on the Nasdaq National Market System was $24.00.

Changes to Compensation Plans

     The Company has proposed an amendment to increase the number of shares reserved for issuance and sale under the Company's 1993 Stock Option Plan. Because all grants under the 1993 Stock Option Plan are made at the discretion of the Board of Directors, future grants under the 1993 Stock Option Plan are not yet determinable. Accordingly, the following table summarizes the number of stock options granted under the Company's 1993 Stock Option Plan during the last fiscal year ended December 29, 2000 to (i) the persons named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees (excluding executive officers) as a group.

                                New Plan Benefits

                                                              1993 Stock Option Plan (1)
--------------------------------------------------     -----------------------------------------
                                                        Exercise Price             Number of
                Name and Position                      ($ per Share) (2)        Options Granted
--------------------------------------------------     --------------------  -------------------
Steven W. Berglund
     President and Chief Executive Officer.....                -                           0

Ronald C. Hyatt
     Senior Vice President and General
     Manager, Agriculture Division.............             41.125                     5,000

David M. Hall
     Senior Vice President, Marketing
     and Business Development..................             19.500                    20,000
                                                            41.125                    10,000

Patrick J. Hehir
     Senior Vice President and
     Chief Manufacturing Officer (3)...........             41.125                    10,000

Dennis L. Workman
     Vice President and General Manager,
     Component Technologies Division...........             41.125                    10,000

Current Executive Officers, as a group..........            35.846                   363,000

Non-Executive Officer Directors, as a group.....               -                           -

Non-Executive Officer Employees, as a group.....            33.864                   995,900
------------------

(1) Only employees and consultants (including officers and directors) of the Company are eligible for option grants under the 1993 Stock Option Plan as approved by the Company's Board of Directors.
(2)   Exercise  prices for the  options  granted  during  the fiscal  year ended
      December 29, 1999 under the 1993 Stock Option Plan are shown on a weighted-average basis for the groups presented. Future benefits under the 1993 Stock Option Plan are not determinable, as grants of options are at the discretion of the Company's Board of Directors and are dependent upon the price of the Company stock in the future.
(3) Mr. Hehir is no longer an executive officer of the Company, effective as of February 12, 2001.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements


Steven W. Berglund

     On March 17, 1999, Mr. Berglund entered into an employment agreement with the Company to serve as the Company's President and Chief Executive Officer. Such agreement provided that Mr. Berglund's base compensation is $33,333 per month and that he would be eligible for a bonus of up to 50% of his base compensation pro rata for fiscal years 1999 and 2000. The employment agreement guaranteed one half of this bonus amount for fiscal year 1999 and specified that the other terms and conditions of such bonus payments would be as negotiated with the Company's Board of Directors. In the event of Mr. Berglund's involuntary termination or termination for other than defined cause, he will receive 12 months of severance based upon his last annual base salary plus any accrued bonus to date.

     In addition, upon joining the Company, Mr. Berglund was granted options to purchase an aggregate of 400,000 shares of the Company's Common Stock with an exercise price of $8.00 per share which was the fair market value on the date of grant in accordance with the terms of such agreement. Such options vest 20% at the first anniversary and monthly thereafter for five years from the original date of grant and have a ten year term of exercise. In the event of a change-of-control of the Company, Mr. Berglund will receive an additional 12 months of vesting with respect to such options; provided, however, if such event occurs during his first year of service, he will receive ratable vesting for his first year in addition to the 12 months of additional vesting.

     In connection with hiring Mr. Berglund and his original relocation to California and pursuant to the terms of his employment agreement, the Company provided him with interim housing and reimbursed him for certain moving costs and expenses and provided him with a loan for $400,000 to assist in the purchase of a new primary residence. Such loan is secured by a second deed of trust on the residence and was made at the lending rate at which the Company is able to borrow, as adjusted from time to time. Such loan is to be forgiven by the Company ratably over five years contingent upon Mr. Berglund continuing to be employed by the Company; provided, however, that any remaining unpaid obligation would be due and payable to the Company upon the anniversary of any separation if Mr. Berglund's employment relationship with the Company ends during such time period.

     Pursuant to the employment agreement, Mr. Berglund is also eligible for other benefits and programs available to the Company's employees, including paid vacation, medical, dental, life and disability insurance, and a 401(k) Retirement Plan with a Company match and he will also be eligible to participate in the Company's Executive Nonqualified Deferred Compensation Plan.

Robert S. Cooper

     In connection with agreeing to serve as the Company's Chairman of the Board of Directors beginning in August 1998, Dr. Cooper entered into employment and consulting agreements with the Company though August 31, 1999. At that time, Dr. Cooper also entered into a standby consulting agreement with the Company for which he will be paid on an hourly basis for consulting services on an as needed basis as determined by the Company's Chief Executive Officer through September 1, 2003.

     Upon beginning service as the Company's Chairman of the Board, Dr. Cooper was granted an option to purchase 60,000 shares of the Company's Common Stock with an exercise price of $10.125 per share which was the fair market value on the date of grant in accordance with the terms of such agreements. Such options vested ratably over 12 months from the original date of grant and have a five year term of exercise contingent upon Dr. Cooper remaining as an employee, consultant or director to the Company.

Bradford W. Parkinson

     In connection with agreeing to serve as the Company's interim President and Chief Executive Officer beginning in August 1998, Dr. Parkinson entered into employment and consulting agreements with the Company though August 31, 1999. At that time, Dr. Parkinson also entered into a consulting agreement with the Company which provides Dr. Parkinson with a payment of $6,000 per month commencing June 1, 1999 through June 1, 2002, unless terminated earlier. In addition, Dr. Parkinson also entered into a standby consulting agreement with the Company for which he will be paid on an hourly basis for consulting services on an as needed basis as determined by the Company's Chief Executive Officer through September 1, 2003.

     Pursuant to his employment agreement and upon beginning service as the Company's President and Chief Executive Officer in August 1998, Dr. Parkinson was granted an option to purchase 100,000 shares of the Company's Common Stock with an exercise price of $10.125 per share which was the fair market value on the date of grant in accordance with the terms of such agreements. Such options vested ratably over six months from the original date of grant and have a five year term of exercise contingent upon Dr. Parkinson remaining as an employee, consultant or director to the Company.

Certain Relationships and Related Transactions

     The following table sets forth information with regard to loans made to executive officers of the Company who had outstanding amounts of more than $60,000 at any time since the beginning of the Company's last fiscal year. Each of these loans was made by the Company for the purpose of assisting such executive officer in the acquisition of his primary residence in an exceptional housing market in a location for the benefit of the Company in accordance with the Company's Bylaws. Each of these loans is secured by a second deed of trust on such residence, has a term of five years and requires that the interest on such principal amounts be paid currently each year. The principal balance is due in full at the end of such five year term, but such executive officers may pre-pay all or any portion of such balance without a prepayment penalty. The interest rate for each of these loans was set with reference to the then applicable mid-term annual federal rate.

                                                                                  Principal Amount         Largest Amount
                                                                    Annual         Outstanding at        Outstanding During
               Name and Position                  Date of Loan   Interest Rate     Record Date ($)      Fiscal Year 2000 ($)
-----------------------------------------------  --------------  --------------  --------------------  ----------------------
Charles E. Armiger, Jr. (1)                          7/6/98          5.69%             150,000                 150,000
     Vice President, Distribution and Logistics

Steven W. Berglund                                   6/25/99         5.40%             273,334                 366,667
     President and Chief Executive Officer

Patrick J. Hehir (2)                                 2/26/99         4.75%             200,000                 200,000
     Senior Vice President and Chief
     Manufacturing Officer
--------------------------

(1) Mr. Armiger resigned from the Company effective as of February 23, 2001 and such full principal amount of the loan, together with all accrued but unpaid interest, is currently due and payable.

(2) Mr. Hehir is no longer an executive officer of the Company, effective as of February 12, 2001.

Company Performance

     The following graph shows a five year comparison of the cumulative total return for the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Standard & Poor's Technology Sector Index: (1)


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS*

                        AMONG TRIMBLE NAVIGATION LIMITED,
                   NASDAQ COMPOSITE TOTAL RETURN INDEX (U.S.),
                            AND THE STANDARD & POOR'S
                             TECHNOLOGY SECTOR INDEX

[The performance graph has been omitted. Performance Graph. The performance graph required by Item 402(1) of Regulation S-K is set forth in the paper copy of the Proxy Statement immediatley following the caption "COMPARISON OF FIVEYEAR CUMMULATIVE TOTATL RETURNS."

The peformance graph plots the data points listed below the graph for the data sets (i) Trimble Navigation Limited, (ii) Nasdaq Composite Total Return Index
(US) and (iii) the Standard & Poor's Technology Sector Index. The graph has a horizontal axis at its bottom which lists from left to right the dates 95, 96, 97, 98, 99, and 00. The graph has a vertical axis at its left which lists from bottom to top numbers 0, 100, 200, 300, 400, 500, and 600. The data points for each data set are plotted on the graph and are connected by line. The line connecting the data points in the Trimble Navigation Limited data set is bold with square to mark the points, while the lines connecting the data points in the Nasdaq Composite Total Return Index (US) data set and the S&P Technology Sector Index data set are dashed with triangle to mark data point and small square dashes with circle to mark data points, respectively.]

                       DATA POINTS FOR PERFORMANCE GRAPH

                             12/95   12/96   12/97  12/98  12/99  12/00
                            --------------------------------------------
Trimble Navigation
   Limited           TRMB     100      62     117     39    116    129

Nasdaq Stock Market
    (U.S.)           INAS     100     123     151    213    395    238

S&P Technology
   Sector            ITES     100     142     179    309    542    325

--------------------------
(1) The data in the above graph is presented on a calendar year basis through December 31, 2000 which is the most currently available data from the indicated sources. The Company adopted a 52-53 week fiscal year effective upon the end of fiscal year 1997 and the actual date of the Company's fiscal year end for 2000 was December 29, 2000. Any variations due to the differences between the actual date of a particular fiscal year end and the calendar year end for such year are not expected to be material.

* Assumes an investment of $100 on December 31, 1995 in the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Standard & Poor's Technology Sector Index. Total returns assume the reinvestment of dividends for the indexes. The Company has never paid dividends on its Common Stock and has no present plans to do so.

                ITEM II--AMENDMENT OF THE 1993 STOCK OPTION PLAN

     The Company's 1993 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors in October 1992 and approved by the shareholders in April 1993. Since then, the Board of Directors and the shareholders of the Company have approved amendments to the Option Plan increasing the number of shares reserved for issuance thereunder to an aggregate of 5,925,000 shares of the Company's Common Stock. At the Record Date, options to purchase an aggregate of 3,817,062 shares, having an average exercise price of $19.6031 per share and expiring from December 2001 to January 2011, were outstanding and only 676,320 shares remained available for future grant under the Option Plan.

     In March 2001, the Board of Directors approved an additional amendment to the Option Plan increasing the number of shares of the Company's Common Stock reserved thereunder by an additional 450,000 shares to an aggregate of 6,375,000 shares. Prior to the Record Date, the Company has previously repurchased an aggregate of 1,469,500 shares of its Common Stock (1,080,000 shares in 1998, 139,500 shares in 1997, and 250,000 shares in 1996,) to partially offset the dilution to existing shareholders resulting from the Company's option plans.

     Given the low number of shares currently remaining for grant in the Option Plan and the Company's present anticipated executive, managerial and technical hiring needs and expectations, the Board of Directors believes that the increase in the number of shares under the Option Plan is necessary in order for the Company to be competitive in the marketplace. Over the years, the Silicon
Valley, where the Company is headquartered, has continued to become more intensely competitive and attracting and recruiting highly skilled employees has become increasingly difficult for the Company. Another challenge in the Company's current employment market is to ensure that its experienced and qualified employees, the Company's most significant asset, are appropriately recognized, rewarded, and are encouraged to stay with the Company and help it grow, thereby increasing shareholder value.

     The use of stock options as equity incentives in hiring, retaining and motivating the most talented people within the available human resource pool has been critical to the Company's past overall growth and success by encouraging and motivating high levels of performance from its employees and consultants. The proposed amendment to the Option Plan reflects the Company's philosophy that stock incentives are an important and meaningful component of employee compensation, which enables the Company to attract the best available candidates and to retain a talented employee base. The Board of Directors believes that the proposed amendment is in the best interests of the Company, its shareholders, and its employees and at the Annual Meeting, the shareholders are being asked to approve an increase of 450,000 shares of Common Stock available for issuance under the Option Plan.

         The essential features of the Option Plan are outlined below:

Purpose

     The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees and consultants of the Company to promote the success of the Company's business.

Administration

     The Option Plan provides for administration by the Board of Directors of the Company or by a Committee of the Board of Directors. The Option Plan is currently being administered by the Board of Directors. The interpretation and construction of any provision of the Option Plan by the Board of Directors or its designated Committee is final and binding. Members of the Board of Directors or its Committee receive no additional compensation for their services in connection with the administration of the Option Plan.

Eligibility

     The Option Plan provides for grants to employees (including officers of the Company) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for grants of nonstatutory stock options to employees and consultants. The Board of Directors or its Committee selects the optionees and determines the number of shares to be subject to each option. Currently, under the terms of the Option Plan, no employee may be granted, in any fiscal year, options under the plan to acquire more than 150,000 shares of the Common Stock of the Company. Notwithstanding such limitation, however, an additional one-time grant to purchase up to 250,000 shares may be made to any newly-hired officer or employee. These limits are subject to appropriate adjustments in the case of stock splits, reverse stock splits and the like. In addition, in accordance with the applicable federal tax laws, there is a limit of $100,000 on the aggregate fair market value of shares which constitute incentive stock options which become exercisable for the first time in any one calendar year; and options in excess of this limit are deemed to be nonstatutory stock options.

Terms of Options

     Each option is evidenced by a written stock option agreement between the Company and the optionee and is generally subject to the terms and conditions listed below, but specific terms may vary:

     (a) Exercise of the Option. The Board of Directors or its designated Committee determines when options granted under the Option Plan may be exercised. The current forms of option agreements generally used under the Option Plan provide that options vest over five years and are exercisable cumulatively to the extent of 20% of the option shares on the date 12 months after the vesting commencement date of the option and an additional 1/60th of the option shares are exercisable at the end of each month thereafter. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. The Option Plan specifies that the permissible form of payment for shares issued upon exercise of an option shall be set forth in the option agreement and may consist of cash, check, promissory note, exchange of shares of the Company's Common Stock held for more than six months or such other consideration as determined by the Board of Directors or its Committee and as permitted by the California Corporations Code. The current forms of option agreements only permit payment by cash, check or exchange of shares.

     (b) Option Price. The exercise price of the options granted under the Option Plan is determined by the Board of Directors or its Committee in accordance with the Option Plan, but the option price of incentive stock options and nonstatutory stock options may not be less than 100% and 85%, respectively, of the fair market value of the Company's Common Stock. The Option Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share shall be the closing price on such system on the date of the grant of the option. With respect to any participant who owns stock representing more than 10% of the voting power of the Company's capital stock, the exercise price of any incentive or nonstatutory stock option must equal at least 110% of the fair market value per share on the date of the grant.

     (c) Termination of Employment. The Option Plan provides that if the optionee's employment by the Company is terminated for any reason, other than death or disability, options may be exercised not later than 30 days after the date of such termination and may be exercised only to the extent the options were exercisable on the date of termination.

     (d) Disability. If the optionee terminates his employment with the Company as a result of his total or permanent disability, options may be exercised within six months after the date of such termination and may be exercised only to the extent the options were exercisable on the date of termination.

     (e) Death. If an optionee should die while an employee or a consultant of the Company or during the 30 day period following termination of the optionee's employment or consultancy, the optionee's estate may exercise the options at any time within 12 months after the date of death but only to the extent that the options were exercisable on the date of death or termination of employment.

     (f) Termination of Options. The terms of options granted under the Option Plan may not exceed ten years from the date of grant. However, any option granted to any optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. Under the current form of option agreements, options granted to employees have a term of ten years from the date of grant while options granted to consultants and independent contractors have a term of five-years and three-months from the date of grant. No option may be exercised by any person after such expiration.

     (g) Nontransferability of Options. All options are nontransferable by the optionee, other than by will or the laws of descent and distribution, and, during the lifetime of the optionee, may be exercised only by the optionee.

Adjustment Upon Changes in Capitalization

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate. In the event of a merger of the Company with or into another corporation where the Company is not the successor entity, options outstanding shall be assumed or an equivalent option shall be substituted by the successor entity, unless the Board of Directors accelerates the exercisability of the options such that the optionee shall have the right to exercise his or her option on or before the effective date of such merger. Should an option be assumed or substituted upon a merger, the exercisability of the option will also be accelerated if the successor entity terminates the employment of the optionee within one year of the merger.

Amendment and Termination

     The Board of Directors may, at any time, amend or terminate the Option Plan, but no amendment or termination may be made which would impair the rights of any participant under any grant theretofore made, without his or her consent. In addition, in any event, the Option Plan will terminate in 2003.

Certain Federal Income Tax Information

     Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the initial time of the grant of a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Vote Required

     Approval of the increase of 450,000 shares of Common Stock to be reserved for issuance under the Option Plan requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR an increase of 450,000 shares in the number of shares of Common Stock reserved for issuance under the Option Plan from 5,925,000 shares to an aggregate of 6,375,000 shares.

          ITEM III--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors, to audit the financial statements of the Company for the current fiscal year ending December 28, 2001. Ernst & Young has been the Company's independent auditors since their appointment in 1986. The Company expects that a representative of Ernst & Young will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Fees Billed to the Company by Ernst & Young LLP During Fiscal Year 2000

Audit Fees:

     Audit fees billed to the Company by Ernst & Young during the Company's fiscal year 2000 for the review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports filed on Form 10-Q totaled approximately $760,000.

Financial Information Systems Design and Implementation Fees:

     The Company did not engage Ernst & Young to provide any advice to the Company regarding financial information systems design and implementation during fiscal year 2000.

All Other Fees:

     Fees billed to the Company by Ernst & Young during the Company's fiscal year 2000 for all other non-audit related services rendered to the Company, including tax related services, totaled approximately $1,848,000, which included approximately $1,506,000 for due diligence procedures, services and advice related to mergers and acquisitions completed by the Company during the fiscal year.

Vote Required

     Ratification of the appointment of Ernst & Young as the Company's independent auditors for the current fiscal year ending December 28, 2001, will require the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date. In the event that such ratification by the shareholders is not obtained, the Audit Committee and the Board of Directors will reconsider such selection.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors for the Company for the current fiscal year ending December 28, 2001.

                    ITEM IV--PROPOSED SHAREHOLDER RESOLUTION

  (Please note that the Company is not responsible for the contents of the following proposed shareholder resolution or supporting statement.)

     Bartlett Naylor, 1255 N. Buchanan, Arlington, Virginia 22205, owner of 910 shares of Common Stock of the Company, has given notice to the Company that he intends to present for action at the Annual Meeting the following proposed resolution:

     "Resolved: The shareholders urge our board of directors to take the necessary steps to nominate at least two candidates for each open board position, and that the names, biographical sketches, SEC-required declarations and photographs of such candidates shall appear in the company's proxy materials (or other required disclosures) to the same extent that such information is required by law and is our company's current practice with the single candidates it now proposes for each position."

     Mr. Naylor's supporting statement is as follows:

     "Although our company's board appreciates the importance of qualified people overseeing management, I believe that the process for electing directors can be improved.

     Our company currently nominates for election only one candidate for each board seat, thus leaving shareholders no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only other way to register dissent about a given candidate is to withhold support for that nominee, but that process rarely affects the outcome of director elections. The current system thus provides no readily effective way for shareholders to oppose a candidate that has failed to attend board meetings; or serves on so many boards as to be unable to supervise our company management diligently; or who serves as a consultant to the company that could compromise independence; or poses other problems. As a result, while directors legally serve as the shareholder agent in overseeing management, the election of directors at the annual meeting is largely perfunctory. Even directors of near bankrupt companies enjoy re-election with 90%+ pluralities. The "real" selection comes through the nominating committee, a process too often influenced, if not controlled, by the very management the board is expected to scrutinize critically.

     Our company should offer a rational choice when shareholders elect directors. Such a process could abate the problem of a chair "choosing" his own board, that is, selecting those directors he expects will reflexively support his initiatives, and shedding those who may sometimes dissent. Such a process could create healthy and more rigorous shareholder evaluation about which specific nominees are best qualified.

     Would such a process lead to board discontinuity? Perhaps, but only with shareholder approval. Presumably an incumbent would be defeated only because shareholders considered the alternative a superior choice. Would such a procedure discourage some candidates? Surely our board should not be made of those intolerant of competition. Would such a procedure be "awkward" for management when it recruits candidates? Hopefully so. (Management could print a nominee's name advanced by an independent shareholder to limit such embarrassment.). The point is to remove the "final" decision on who serves as a board director from the hands of management, and place it firmly in those of shareholders."

     "I urge you to vote FOR this proposal."

     The Board of Directors favors a vote AGAINST the adoption of the shareholder resolution proposed by Mr. Naylor, for the following reasons:

     Currently, the Board of Directors and its Nominating Committee are responsible for annually identifying the best candidates for election to the Company's Board of Directors. The Nominating Committee's duties include evaluating the size and composition of the Board of Directors as well as considering potential new members.

     In selecting a slate of candidates each year, the Nominating Committee and the Board of Directors carefully consider the performance and qualifications not just of each individual candidate, but of the group to be nominated as a whole. The Nominating Committee and the Board of Directors then nominate to the shareholders the group of persons, as a slate, that they believe will together best serve the interests of the shareholders of the Company.

     The Board of Directors and Nominating Committee believe that the current members of the Board of Directors have a broad range of valuable experience and unique individual backgrounds important to the Company (see "Election of Directors - Nominees"); however, they recognize their responsibilities to the shareholders and take an active role in finding new qualified candidates. In addition, upon the Board of Director's recommendation, last year the potential size of the Company's Board of Directors was increased to up to nine members in order to provide more flexibility in adding additional new qualified members. Such resolution was approved by the Company's shareholders at the 2000 Annual Meeting.

     The Board of Directors believes that the current nomination and election process ensures that only the best qualified candidates, who are willing to serve, are proposed to the shareholders each year for election at the annual meeting of shareholders.

     The Board of Directors believes that if they followed the procedure as set forth in the proposal by Mr. Naylor and nominated twice as many candidates to the Board of Directors as there are seats, they would fail in their duties to the Company's shareholders to identify and recommend only the best candidates. In addition, it is unlikely that the Board of Directors would even be able to find enough well-qualified candidates willing to be involved with a contested election of the sort proposed by Mr. Naylor, especially if the individuals knew that they were to be part of the "second" group of candidates that the Board of Directors was not recommending to the shareholders.

     As a practical matter, many well-qualified persons would simply not be willing to participate in the type of contested election that Mr. Naylor's proposal would produce because of the Board of Director's obligation to inform shareholders which candidates that they favor.

     In addition, Mr. Naylor's proposal suggests that only by nominating an excess number of candidates can the shareholders have an appropriate choice of directors for election to the Company's Board of Directors. On the contrary, shareholders of the Company are protected in several ways under the Company's current election methods, which are used by virtually all publicly-held companies.

     Under the Company's current election methods dissatisfied shareholders may register their disapproval for a candidate by withholding votes for some or all nominees or by conducting a proxy contest to challenge the Board of Director's candidates. The federal securities laws require that all companies include in their proxy materials any such challenges as well as certain other information about each candidate that the Securities and Exchange Commission has determined is necessary for a shareholder's informed vote. The specific voting information of the shareholders for each election to the Board of Directors is published by the Company, and is readily available to the public, as part of the Company's first Quarterly Report on Form 10-Q following such elections at the Annual Meeting of shareholders.

     In making their selections each year, the Nominating Committee and the Board of Directors use all available information about potential candidates and consider many issues such as potential conflicts of interest as well as attendance and participation. Finally, the Nominating Committee has, in the past, and will continue to, in the future, consider all suitably qualified nominees proposed by shareholders. (See "Board Meetings and Committees".)

     The Company's existing election process also helps to facilitate continuity and stability of the Company's long-term business strategies and policies by helping to ensure that, at any given time, a sufficient number of the members of the Board of Directors will have prior experience as directors of the Company and will already be familiar with its business, operations, markets and competitors. All of these current methods help to ensure that the Board of Directors is made up of members who represent the best interests of the shareholders as a whole.

     The Board of Directors believes that the Company's current policies for selecting candidates for membership on the Board of Directors is the best available method in attracting and retaining competent directors who enhance the value of the Company. The procedure set forth in Mr. Naylor's proposed shareholder resolution would not be an efficient, nor an effective, means of selecting the best directors for the Company.

Vote Required

     The approval of the resolution proposed by Mr. Naylor, if it is properly presented at the Annual Meeting, would require the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote AGAINST the shareholder resolution as proposed by Mr. Naylor and as set forth in this Item IV. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED AGAINST THIS PROPOSAL UNLESS A SHAREHOLDER SPECIFIES A DIFFERENT CHOICE.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the postage-prepaid envelope which has been enclosed for your convenience or vote electronically via the Internet or by telephone in accordance with the detailed instructions on your individual Proxy card.

                                For the Board of Directors
                                TRIMBLE NAVIGATION LIMITED

                                ROBERT S. COOPER
                                Chairman of the Board

Dated:  April 5, 2001

                                   APPENDIX

                           TRIMBLE NAVIGATION LIMITED
                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                          (as amended January 29, 2001)

PURPOSE:

     The purpose of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the corporation, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors prescribes from time to time.

MEMBERSHIP:

     The Audit Committee will consist of at least three members of the Board. The members of the Audit Committee will be appointed by and will serve at the discretion of the Board of Directors.

     The members of the Audit Committee will be outside directors, financially literate, and considered independent. The Board of Directors may chose to appoint one non-independent member to the Audit Committee. The Board of Directors will disclose the reasons for the appointment of a non-independent member in the Company's annual proxy statement.

RESPONSIBILITIES:

         The responsibilities of the Audit Committee shall include:

1.       Nominating the independent auditors;

2.       Reviewing the plan for the audit and related services;

3.       Reviewing audit results and financial statements;

4. Overseeing the adequacy of the corporation's system of internal accounting controls, including obtaining from the independent auditor's management letters or summaries on such internal accounting controls;

5.       Overseeing the effectiveness of the internal audit function;

6.       Overseeing compliance with the Foreign Corrupt Practices Act;

7. Overseeing compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities;

8. Obtaining a formal written statement of independence from the independent auditors; and

9. Engaging in a dialog with the auditors with respect to any relationships that may impact the objectivity or independence of the auditors.

     In addition to the above responsibilities, the Audit Committee shall review and assess the adequacy of its charter on at least an annual basis, especially in light of the then currently applicable rules for continued listing on the Nasdaq National Market, and undertake any other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

     The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule which it will provide in advance to the Board of Directors.

     The Audit Committee will meet separately with the president and separately with the chief financial officer of the corporation at least annually to review the financial affairs of the corporation. The Audit Committee will meet with the independent auditors of the corporation, at such times as it deems appropriate, to review the independent auditor's examination and management report.

REPORTS:

     The Audit Committee will record its summaries of recommendations in writing to the Board, which will be incorporated as a part of the minutes of the Board of Directors meetings.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings and the minutes will be filed in the corporate minute book.

                                   APPENDIX

PROXY                    TRIMBLE NAVIGATION LIMITED                        PROXY

                  PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned shareholder of TRIMBLE NAVIGATION LIMITED, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 5, 2001, and hereby appoints Robert S. Cooper and Steven W. Berglund, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of TRIMBLE NAVIGATION LIMITED, to be held on Thursday, May 10, 2001, at 1:00 p.m. local time, at the Westin Hotel in Santa Clara, located at 5101 Great America Parkway, Santa Clara, California 95054 in the Magnolia Room and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF AN INCREASE OF 450,000 SHARES IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 1993 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 28, 2001, AGAINST THE PROPOSED SHAREHOLDER RESOLUTION (IF IT IS PROPERLY PRESENTED AT THE ANNUAL MEETING) AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


                (Continued, and to be signed on the other side)


                              FOLD AND DETACH HERE




                YOU MAY VOTE IN ANY OF THE FOLLOWING THREE WAYS:

1. Vote via the Internet at http://www.proxyvoting.com/trmb. You will need the Control Number that appears in the box in the lower right corner of this card.

2. Vote by telephone by calling 1-800-840-1208 from a touch-tone telephone in the U.S. There is no charge for this call. You will need the Control Number that appears in the box in the lower right conrner of this card.

3. Mark, sign and date this proxy form and return it in the enclosed envelope.

                                                         Please mark
                                                         your votes      [X]
                                                         as indicated in
                                                         in this example

1. Elections of Directors             WITHHOLD
                                 FOR   FOR All
(INSTRUCTION: If you wish to                                                 FOR AGAINST ABSTAIN
withhold authority to vote for   [ ]    [ ]  2. Approval of an increase of                       THIS PROXY/VOTING CARD WILL
any individual nominee, strike                  450,000 shares in the number of                  BE VOTED "AGAINST" ITEM 4
a line through that nominee's                   shares of Common Stock re-     [ ]   [ ]     [ ] IF NO CHOICE IS SPECIFIED.
name in the list below:)                        served for issuance under the
                                                Company's 1993 Stock Option                                     FOR AGAINST ABSTAIN
                                                Plan from 5,925,000 shares to                    4. Proposed
01 Steven W. Berglund, 02 Robert S. Cooper,     an aggregate of 6,375,000 shares.                   shareholder
03 John B. Goodrich, 04 William Hart, 05 Ulf                                                        resolution. [ ]   [ ]     [ ]
J. Johansson, and 06 Bradford W. Parkinson    3. Ratification of the appointment
                                                of Ernst & Young LLP as the
                                                independent auditors of the    [ ]    [ ]     [ ]
                                                Company for the current fiscal
                                                year ending December 28, 2001.



______________________________________________________




                                                                           _ _ _ _ _ _
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |







Signature(s)______________________________________________   Dated _______, 2001
(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. If signing for estates, trusts, corporations, or partnerships title or capacity should be stated. If shares are held jointly each holder should sign.)


                              FOLD AND DETACH HERE


     [Omitted picture of   VOTE BY TELEPHONE OR INTERNET   [Omitted picture
         telephone]                                          of computer]

                        QUICK * * * EASY * * * IMMEDIATE
           YOUR VOTE IS IMPORTANT - YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone
                         24 hours a day - 7 days a week.
     There is NO CHARGE to you for this call. - Have your proxy card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand conrner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL Items: Press 1.
              When asked, please confirm your vote by Pressing 1.

OPTION #2: If you choose to vote on each item separately, press 0. You will hear these instructions:
                Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR
                            ALL nominees, press 9.
                            To WITHOHLD FOR INDIVIDUAL nominee(s), press 0 and listen to the instructions.
                Proposal 2: To vote FOR, press 1; AGAINST, press 9;
                            ABSTAIN, press 0.
              When asked, please confirm your vote by Pressing 1.
           The instructions are the same for all remaining proposals.
                                      or
2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://www.proxyvoting.com/trmb
                                       or
3. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.
NOTE: If you vote by internet or telephone, THERE IS NO NEED TO MAIL BACK your
      Proxy Card.
                             THANK YOU FOR VOTING.

                                   APPENDIX



TRIMBLE NAVIGATION LIMITED ANNUAL MEETING TO BE HELD ON 05/10/01 AT 1:00 P.M. PDT FOR HOLDERS AS OF 03/09/01
    6    1-0001


CUSIP: 896239100

DIRECTORS                                         CONTROL NO.
----------                                                              |-------
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING               |
NOMINEES                                                         0010100|
1- 01-STEVEN W. BERGLUND, 02-ROBERT S. COOPER, 03-JOHN B. GOODRICH,     |
   04-WILLIAM HART, 05-ULF J. JOHANSSON, 06-BRADFORD W. PARKINSON       |
                                                                        |



                                                                   DIRECTORS
PROPOSALS                                                         RECOMMENDED
----------                                                       ------------
     2  - APPROVAL OF AN INCREASE OF 450,000 SHARES ------>>>        FOR --->>>2
          IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED         0020702
          FOR ISSUANCE UNDER THE COMPANY'S 1993 STOCK OPTION
          PLAN FROM  5,925,000 SHARES TO AN AGGREGATE OF
          6,375,000 SHARES.

     3 -  RATIFICATION OF THE APPOINTMENT OF ERNST & ------>>>       FOR --->>>3
          YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY     0010200
          FOR THE CURRENT FISCAL YEAR ENDING DECEMBER 28, 2001.

                 THIS PROXY VOTING CARD WILL BE VOTED "AGAINST"
                       ITEM 4 IF NO CHOICE IS SPECIFIED.

     4*-  PROPOSED SHAREHOLDER RESOLUTION.    -------------->>>   AGAINST -->>>4
                                                                   0060300



         *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR
          ANY ADJOURNMENT THEREOF


          ENTER YOUR VOTING INSTRUCTIONS AT 1-800-454-8683 OR WWW.PROXY.VOTE.COM UP UNTIL 11:59 PM EASTERN TIME THE DAY BEFORE THE CUT-OFF OR MEETING DATE.

FOLD AND DETACH HERE

          TRIMBLE NAVIGATION LIMITED
          05/10/01 AT 1:00 P.M. PDT
                 2 ITEM(S)                SHARE(S)

                  DIRECTORS
                  ---------
         (MARK 'X' FOR ONLY ONE BOX)

1 [   ]   FOR ALL NOMINEES
                                                            |------
  [   ]   WITHHOLD ALL NOMINEES                             |
                                                            |
  [   ]   WITHHOLD AUTHORITY TO VOTE FOR
          ANY INDIVIDUAL NOMINEE. WRITE
          NUMBER(S) OF NOMINEE(S) BELOW.

  USE NUMBER ONLY __________________________

   FOR    AGAINST   ABSTAIN
2 [   ]    [   ]     [   ]    PLEASE INDICATE YOUR PROPOSAL SELECTION BY
                              FIRMLY PLACING AN 'X' IN THE APPROPRIATE     [X]
                              NUMBERED BOX WITH BLUE OR BLACK INK ONLY

     DO NOT USE               SEE VOTING INSTRUCTIONS NO. 2 ON REVERSE

     DO NOT USE               ACCOUNT NO:

   FOR    AGAINST   ABSTAIN   CUSIP: 896239100
3 [   ]    [   ]     [   ]
                              CONTROL NO:

     DO NOT USE               CLIENT NO:

     DO NOT USE               PLEASE MARK HERE IF YOU PLAN TO ATTEND
                              AND VOTE YOUR SHARES AT THE MEETING     [   ]
   FOR    AGAINST   ABSTAIN
4 [   ]    [   ]     [   ]

     DO NOT USE
                              51 MERCEDES WAY
     DO NOT USE               EDGEWOOD NY 17717

   FOR    AGAINST   ABSTAIN
     DO NOT USE

     DO NOT USE
                              TRIMBLE NAVIGATION LIMITED
     DO NOT USE               ATTN:BARBARA HALL
                              645 N MARY AVE
                              SUNNYVALE, CA  94088

   FOR    AGAINST   ABSTAIN
     DO NOT USE

     DO NOT USE

     DO NOT USE


                              _____________________________________  /____/____
FOLD AND DETACH HERE          SIGNATURE(S)                            DATE

    BACK SIDE OF PROXY CARD

                               VOTING INSTRUCTIONS

    TO OUR CLIENTS:

    WE HAVE BEEN REQUESTED TO           IF WE DO NOT HEAR FROM YOU PRIOR TO
    FORWARD TO YOU THE ENCLOSED         THE ISSUANCE OF THE FIRST VOTE, WE
    PROXY MATERIAL RELATIVE TO          MAY VOTE YOUR SECURITIES IN OUR
    SECURITIES HELD BY US IN YOUR       DISCRETION TO THE EXTENT PERMITTED
    ACCOUNT BUT NOT REGISTERED IN       BY THE RULES OF THE EXCHANGE (ON
    YOUR NAME. SUCH SECURITIES CAN      THE TENTH DAY, IF THE PROXY
    BE VOTED ONLY BY US AS THE          MATERIAL WAS MAILED AT LEAST 15
    HOLDER OF RECORD. WE SHALL BE       DAYS PRIOR TO THE MEETING DATE; ON
    PLEASED TO VOTE YOUR SECURITIES     FIFTEENTH DAY IF THE PROXY
    IN ACCORDANCE WITH YOUR WISHES      MATERIAL WAS MAILED 25 DAYS OR
    IF YOU WILL EXECUTE THE FORM        MORE PRIOR TO THE MEETING DATE). IF
    AND RETURN IT TO US PROMPTLY        YOU ARE UNABLE TO COMMUNICATE
    IN THE ENCLOSED BUSINESS REPLY      WITH US BY SUCH DATE, WE WILL
    ENVELOPE. IT IS UNDERSTOOD          NEVERTHELESS FOLLOW YOUR VOTING
    THAT IF YOU SIGN WITHOUT            INSTRUCTIONS, EVEN IF OUR
    OTHERWISE MARKING THE FORM,         DISCRETIONARY VOTE HAS ALREADY
    THE SECURITIES WILL BE VOTED        BEEN GIVEN, PROVIDED YOUR
    AS RECOMMENDED BY THE BOARD         INSTRUCTIONS ARE RECEIVED PRIOR TO
    OF DIRECTORS ON ALL MATTERS TO      THE MEETING DATE.
    BE CONSIDERED AT THE MEETING.

    FOR THIS MEETING, THE               VOTING INSTRUCTION NUMBER 3
    EXTENT OF OUR AUTHORITY TO          IN ORDER FOR YOUR SECURITIES TO BE
    VOTE YOUR SECURITIES IN THE         REPRESENTED AT THE MEETING. IT WILL
    ABSENCE OF YOUR INSTRUCTIONS        BE NECESSARY FOR US TO HAVE YOUR
    CAN BE DETERMINED BY REFERRING      SPECIFIC VOTING INSTRUCTIONS.
    TO THE APPLICABLE VOTING            PLEASE DATE, SIGN AND RETURN YOUR
    INSTRUCTION NUMBER INDICATED        VOTING INSTRUCTIONS TO US PROMPTLY
    ON THE FACE OF YOUR FORM.           IN THE RETURN ENVELOPE PROVIDED.

    VOTING INSTRUCTIONS NUMBER 1
    WE URGE YOU TO SEND IN YOUR         VOTING INSTRUCTION NUMBER 4
    INSTRUCTION SO THAT WE MAY          REMINDER - WE HAVE PREVIOUSLY SENT
    VOTE YOUR SECURITIES IN             YOU PROXY SOLICITING MATERIAL
    ACCORDANCE WITH YOUR WISHES.        PERTAINING TO THE MEETING OF
    HOWEVER, THE RULES OF THE           SHAREHOLDERS OF THE COMPANY
    NEW YORK STOCK EXCHANGE             INDICATED.
    PROVIDE THAT IF INSTRUCTIONS
    ARE NOT RECEIVED FROM YOU
    PRIOR TO THE ISSUANCE OF THE        ACCORDING TO OUR LATEST RECORDS,
    FIRST VOTE, THE PROXY MAY BE        WE HAVE NOT, AS YET RECEIVED YOUR
    GIVEN AT DISCRETION BY THE          VOTING INSTRUCTION ON THE MATTERS
    HOLDER OF RECORD OF THE             TO BE CONSIDERED AT THIS MEETING
    SECURITIES (ON THE TENTH DAY        AND THE COMPANY HAS REQUESTED US
    IF THE PROXY MATERIAL WAS           TO COMMUNICATE WITH YOU IN AN
    MAILED AT LEAST 15 DAYS             ENDEAVOR TO HAVE YOUR SECURITIES
    PRIOR TO THE MEETING DATE;          VOTED.
    ON THE FIFTEENTH DAY IF
    PROXY MATERIAL WAS MAILED           THE VOTING INSTRUCTIONS REQUEST
    25 DAYS OR MORE PRIOR TO            PERTAINS TO SECURITIES CARRIED BY US
    THE MEETING DATE).  IF YOU          IN YOUR ACCOUNT BUT NOT REGISTERED
    ARE UNABLE TO COMMUNICATE           IN YOUR NAME. SUCH SECURITIES CAN
    WITH US BY SUCH DATE,  WE WILL      BE VOTED ONLY BY US AS THE HOLDER
    NEVERTHELESS FOLLOW YOUR            OF RECORD OF THE SECURITIES.
    INSTRUCTIONS, EVEN IF OUR           PLEASE DATE, SIGN AND RETURN YOUR
    DISCRETIONARY VOTE HAS              VOTING INSTRUCTIONS TO US PROMPTLY
    ALREADY BEEN GIVEN, PROVIDED        IN THE RETURN ENVELOPE PROVIDED.
    YOUR INSTRUCTIONS ARE
    RECEIVED PRIOR TO THE
    MEETING DATE.

    VOTING INSTRUCTIONS NUMBER 2
    WE WISH TO CALL YOUR ATTENTION      SHOULD YOU WISH TO ATTEND THE
    TO THE FACT THAT UNDER THE          MEETING AND VOTE IN PERSON, PLEASE
    RULES OF THE NEW YORK STOCK         CHECK THE BOX ON THE FRONT OF THE
    EXCHANGE, WE CANNOT VOTE            FROM FOR THIS PURPOSE. A LEGAL
    YOUR SECURITIES ON ONE OR           PROXY COVERING YOUR SECURITIES
    MORE OF THE MATTERS TO BE           WILL BE ISSUED TO YOU.
    ACTED UPON AT THE MEETING
    WITHOUT YOUR SPECIFIC
    VOTING INSTRUCTIONS.

                                   APPENDIX

                           TRIMBLE NAVIGATION LIMITED

                             1993 STOCK OPTION PLAN
                            (as amended May 11, 2000)

 1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

 2.  Definitions.  As used herein,  the following  definitions  shall apply:

     (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

     (b) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

     (e) "Common Stock" shall mean the Common Stock of the Company.

     (f)  "Company"  shall  mean  Trimble   Navigation   Limited,  a  California
corporation.


     (g) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not, provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

     (h) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or any Parent or Subsidiary of the Company; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     (i) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:


        (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

        (ii) If the ommon Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

        (iii) In the absence of an established market for the Common Stock,  the
Fair  Market  Value   thereof   shall  be   determined  in  good  faith  by  the
Administrator.

     (l) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (m) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

     (n) "Option" shall mean a stock option granted pursuant to the Plan.

     (o) "Optioned Stock" shall mean the Common Stock subject to an Option.

     (p) "Optionee" shall mean an Employee or Consultant who receives an Option.

     (q) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (r) "Plan" shall mean this 1993 Stock Option Plan.

     (s) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     (t) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

 3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 5,925,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

 4.  Administration of the Plan.


     (a) Procedure.


        (i)  Multiple Administrative  Bodies. The  Plan  may be  dministered  by
different   Committees  with  respect  to  different  groups  of  Employees  and
Consultants.

        (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

        (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunderas exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

     (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

        (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

        (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

        (iii) to determine whether and to what extent Options are granted hereunder;

        (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

        (v) to approve forms of agreement for use under the Plan;

        (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/ or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

        (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

        (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

        (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

     (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     (d) Grant Limits. The following limitations shall apply to grants of Options under the Plan:


        (i) No employee shall be granted, in any fiscal year of the Company, Options under the Plan to purchase more than 150,000 Shares, provided that the Company may make an additional one-time grant of up to 250,000 Shares to newly-hired Employees.

        (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

        (iii) If an Option is canceled (other than in connection with a transaction described in Section 11), the canceled Option shall be counted against the limits set forth in Section 4(d)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

 5.  Eligibility.

     (a) Nonstatutory Stock Options may be granted only to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director, or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

 6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

 7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option
Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or

Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

 8.  Exercise Price and Consideration.

     (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

        (i) In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

 9.  Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) Death of Optionee. In the event of the death of an Optionee:

        (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death, subject to the limitation set forth in Section 5(b); or

        (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

 10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

 11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the even the successor corporation does not agree to assume the option or the substitute and equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to vest in and exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested or exercisable. If the Board makes an Option fully vested and exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. If, in such a merger, the Option is assumed or an equivalent option is substituted by such successor corporation or a parent or subsidiary of such successor corporation, and if during a one-year period after the effective date of such merger, the Optionee's Continuous Status as an Employee or Consultant is terminated for any reason other than the Optionee's voluntary termination of such relationship, then the

Optionee shall have the right within thirty days thereafter to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option
would  not  be  otherwise  exercisable,   effective  as  of  the  date  of  such
termination.

 12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

 13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

 14. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

 15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

 16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.


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     The inability of the Company to obtain  authority from any regulatory  body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

 17. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

 18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.


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